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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): SEPTEMBER 12, 2005


                      WILLIAMS SCOTSMAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


               033-78954                                52-1862719
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       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
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  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.   AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAW;
             CHANGE IN FISCAL YEAR.

             On September 12, 2005, following the approval of its Board of Directors and the its stockholders, Williams Scotsman International, Inc. (the "Company") filed with the Secretary of State of the State of Delaware a Certificate of Amendment of its Certificate of Incorporation (the "Amendment"). The Amendment revised Article Fourth of the Certificate of Incorporation of the Company, which stated that the Company had the authority to issue 10,000,000 shares of common stock, $0.01 par value per share and 1,000,000 shares of preferred stock, $0.01 par value per share. Under the Amendment, the new Article Fourth authorizes the Company to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares of all classes of stock which the Company has authority to issue is 220,000,000, consisting of (i) 200,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock") and (ii) 20,000,000 shares of Preferred Stock, $0.01 par value per share. Pursuant to the Amendment, upon the filing of the Amendment (the "Effective Time"), each issued share of Common Stock (including shares of Common Stock held in the Company's treasury) was converted into 3.803 shares of Common Stock (the "Stock Split"). The number of authorized shares and the par value of the Common Stock were not affected by the Stock Split. Each holder of certificates of Common Stock ("Old Certificates") is entitled to receive, upon surrender of such Old Certificates to the Company for cancellation, certificates for shares of Common Stock, which equal the number of shares represented by the Old Certificates being surrendered multiplied by 3.803 and rounded down to the nearest whole number. No script or fractional share certificate will be issued in connection with the Stock Split. Each holder of shares of Common Stock that would have otherwise received a fractional share will, in lieu of receiving such fractional share, receive a cash payment in U.S. dollars equal to the product of: (a) the fractional share times (b) $17.00. Subject to the treatment of fractional shares as described above, Old Certificates will be deemed for all purposes to represent the number of shares of Common Stock outstanding after giving effect to the Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any distributions payable by the Company after the Effective Time until the Old Certificates have been surrendered. Such distribution, if any, will be accumulated and, at the time of surrender of the Old Certificates, all such unpaid distributions will be paid without interest. A copy of the Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.


Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits

EXHIBIT
NUMBER                               DESCRIPTION
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   3.1       Certificate of Amendment of Certificate of Incorporation of
             Williams Scotsman International, Inc., dated September 12, 2005.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 2005


                                       WILLIAMS SCOTSMAN INTERNATIONAL, INC.


                                       By: /s/ John B. Ross
                                           ---------------------------------
                                           Name:   John B. Ross
                                           Title:  Vice President
                                                   and General Counsel




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                                    EXHIBIT INDEX


EXHIBIT
NUMBER                               TITLE
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   3.1       Certificate of Amendment of Certificate of Incorporation of
             Williams Scotsman International, Inc., dated September 12, 2005.